EXHIBIT 99.4

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We have issued our reports dated January 15, 1999, accompanying the consolidated financial statements and schedule incorporated by reference and included in the Annual Report of Colonial Gas Company and subsidiaries on Form 10-K for the year ended December 31, 1998. We hereby consent to the incorporation by reference of said reports in the Form 8-K filed by Eastern Enterprises.



                                                       /s/ Grant Thornton LLP
                                                           GRANT THORNTON LLP


Boston, Massachusetts
September 15, 1999